UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2016

ARGOS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35443	56-2110007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4233 Technology Drive
Durham, North Carolina 27704

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 287-6300

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Argos Therapeutics, Inc. (the “Company”) on March 30, 2016 (the “Original Form 8-K”). The Company is filing this Current Report on Form 8-K/A to add as an exhibit a partial transcript of the conference call held by the Company on March 29, 2016.

Item 2.02. Results of Operations and Financial Condition

As previously reported, on March 29, 2016, the Company announced financial results for the three months and year ended December 31, 2015. The full text of the press release issued in connection with the announcement was furnished as Exhibit 99.1 to the Original Form 8-K. Also, on March 29, 2016, the Company hosted a conference call to discuss the Company’s financial results and other operational highlights. A copy of those portions of the transcript of the conference call that reference financial and other statistical information is furnished as Exhibit 99.2 to this Current Report on Form 8-K/A.

The information in this Form 8-K/A (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1

Press release dated March 29, 2016 entitled “Argos Therapeutics Reports Fourth Quarter and Full-Year 2015 Financial Results and Operational Highlights” (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K on March 30, 2016 and incorporated by reference herein)

99.2	Partial Transcript of Conference Call held on March 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGOS THERAPEUTICS, INC.

Date: April 4, 2016	By:	/s/ Lori R. Harrelson
Lori R. Harrelson Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1

Press release dated March 29, 2016 entitled “Argos Therapeutics Reports Fourth Quarter and Full-Year 2015 Financial Results and Operational Highlights” (furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K on March 30, 2016 and incorporated by reference herein)

99.2	Partial Transcript of Conference Call held on March 29, 2016